UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report:    May 21, 2003

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number    0-7903

DELAWARE	36-2675371
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (312) 467-6755

Amendment to File Acquisition Financial Statements.

On May 21, 2003, the wholly-owned subsidiary of Quixote Corporation (the “Company”), Green Light Acquisition Company, acquired the assets of the traffic and transit lighting product businesses (the “Business”), components of U.S. Traffic Corporation and its wholly-owned subsidiary, Myers/Nuart Electrical Products, Inc. On June 5, 2003, the Company filed a report on Form 8-K (the “Original Form 8-K”), with respect to the acquisition of the Business.  At that time, it was impracticable to provide the financial statements and pro forma financial information required to be filed relative to the acquired assets, and the Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information as soon as practicable, but no later than August 4, 2003.  By this amendment, the Company is amending and restating Item 7 of the Original Form 8-K to include such required financial statements and pro forma financial information contained in this Amendment.

Filing of Exhibit to Registration Statement

On July 9, 2003, Quixote Corporation filed a shelf registration statement (Registration No. 333-106895 on Form S-3 under the Securities Act of 1933, as amended (the "Registration Statement").  The Registration Statement has not yet been declared effective by the Securities and Exchange Commission.  The Registration Statement covers the resale of 558,534 shares of Quixote Corporation's common stock by certain selling securityholders named in the Registration Statement.  Certain information relating to Item 14 - "Other expenses of issuance and distribution" relating to the Registration Statement is being filed as Exhibit 99.1 to the Form 8-K/A and will be incorporated into the Registration Statement by reference.

Item 7.  Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Traffic and Transit Lighting Products Business (components of U.S. Traffic Corporation and Subsidiaries) Financial Statements and Report of Independent Accountants as of and for the year ended September 30, 2002:

Independent Accountants’ Report

Statement of Net Assets to be Acquired at September 30, 2002

Statements of Operations for the year ended September 30, 2002

Notes to Financial Statements for the year ended September 30, 2002

Traffic and Transit Lighting Products Business (components of U.S. Traffic Corporation and Subsidiaries) Financial Statements as of and for the six months ended March 31, 2003 (Unaudited):

Statement of Net Assets to be Acquired at March 31, 2003 (Unaudited)

Statements of Operations for the six months ended March 31, 2003 (Unaudited)

Notes to Financial Statements for the six months ended March 31, 2003 (Unaudited)

INDEPENDENT ACCOUNTANTS’ REPORT

To the Board of Directors

U.S. Traffic Corporation and Subsidiaries

We have audited the accompanying statement of net assets to be acquired of the Traffic and Transit Lighting Products Business, (the “Business”), components of U.S. Traffic Corporation and Subsidiaries (the “Company”) as of September 30, 2002, and the statement of operations for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared to present net assets to be acquired and the results of operations of the Business pursuant to the Asset Purchase Agreement between the Company and Quixote Corporation as described in Note 1, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of the Business’ financial position and cash flows.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets to be acquired of the Business as of September 30, 2002, and the results of its operations for the year then ended, pursuant to the Asset Purchase Agreement referred to in Note 1, in conformity with accounting principles generally accepted in the United States of America.

/s/ AGEE FISHER, LLC

Atlanta, Georgia
June 23, 2003

TRAFFIC AND TRANSIT LIGHTING PRODUCTS BUSINESS
(COMPONENTS OF U.S. TRAFFIC CORPORATION AND SUBSIDIARIES)

STATEMENT OF NET ASSETS TO BE ACQUIRED

SEPTEMBER 30, 2002

ASSETS

CURRENT ASSETS:
Cash	$56,341
Accounts receivable, net of allowance for doubtful accounts	11,415,759
Inventory, net of allowance for obsolescence	11,681,519
Prepaid expenses	186,707

TOTAL CURRENT ASSETS	23,340,326

PROPERTY AND EQUIPMENT, net of accumulated depreciation	2,009,208

DEPOSITS	17,771

ASSETS TO BE ACQUIRED	25,367,305

LIABILITIES

CURRENT LIABILITIES:
Accounts payable	4,058,257
Accrued expenses	1,032,966
Current portion of capital lease obligations	87,192

TOTAL CURRENT LIABILITIES	5,178,415

CAPITAL LEASE OBLIGATIONS	49,561

LIABILITIES TO BE ASSUMED	5,227,976

NET ASSETS TO BE ACQUIRED	$20,139,329

See notes to financial statements.

TRAFFIC AND TRANSIT LIGHTING PRODUCTS BUSINESS
(COMPONENTS OF U.S. TRAFFIC CORPORATION AND SUBSIDIARIES)

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

NET SALES	$46,091,032

COST OF GOODS SOLD	33,052,319

GROSS PROFIT	13,038,713

OPERATING EXPENSES:
General and administrative	4,018,011
Sales and marketing	2,990,775
Depreciation and amortization	625,323

TOTAL OPERATING EXPENSES	7,634,109

OPERATING INCOME	5,404,604

OTHER EXPENSES:
Miscellaneous expense	82,241
Interest	900,250

TOTAL OTHER EXPENSES	982,491

INCOME BEFORE INCOME TAXES	4,422,113

INCOME TAX EXPENSE (BENEFIT):
Current	1,544,177
Deferred	(100,602)

TOTAL INCOME TAX EXPENSE	1,443,575

NET INCOME	$2,978,538

See notes to financial statements.

TRAFFIC AND TRANSIT LIGHTING PRODUCTS BUSINESS
(COMPONENTS OF U.S. TRAFFIC CORPORATION AND SUBSIDIARIES)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2002

1.             Description of Business:

The Traffic and Transit Lighting Products Business (the “Business”) represents components of the consolidated operations of U.S. Traffic Corporation and its subsidiary companies (the “Company”). The Business manufactures and distributes a full range of traffic control equipment, overhead and portable traffic display signage, and electronic components to support traffic products. In addition, the Business designs and manufactures lighted signage, transit fixtures, tunnel lighting, and other types of specialty lighting for transportation.  The Business’ international customer base consists of state, local, and national governmental agencies, transportation contractors, and numerous other users of electronic signals and signage, and of transit lighting products. Continuing operations of the Business include a manufacturing and distribution facility in California and a manufacturing facility in Mexico.

Effective May 16, 2003, the Company entered into an Asset Purchase Agreement (the “Agreement”) with Quixote Corporation (the “Buyer”). The agreement provides for the sale of assets and assumption of liabilities of the Company pertaining to the Business. Under the terms of the Agreement, the Company sold a majority of assets used in the Business, excluding cash of $4.2 million and certain manufacturing facilities owned by the Company. In addition, the Buyer assumed a majority of trade liabilities and accrued expenses of the Company, except those that could be specifically identified as outside the scope of the Business, and assumed capital lease obligations associated with purchased equipment. The sale generally excluded all assets and liabilities attributable to the power products segment of the Company, and all non-equipment related debt. The sale was consummated on May 21, 2003.

2.             Basis of Presentation and Summary of Significant Accounting Policies:

Financial Statement Presentation

Throughout the period covered by the accompanying financial statements, the Business’ operations are accounted for as a part of the Company. The accompanying financial statements have been carved out from the Company’s historical accounting records.

The manufacturing operations of the Business are conducted at two sites, of which one contains other Company manufacturing operations not included in the Business. In addition, certain non-manufacturing operations of the Business share facilities, personnel and other resources with other Company operations.

The Company’s financial systems are not entirely aligned on a basis that is specific to the Business, and thus are not designed to separately track all assets/liabilities and receipts/payments related to the Business. The traffic products portion of the Business operates under a cash management system that is centralized with operations outside the scope of the Business. Cash requirements of the Business are provided directly by the Company and cash generated by the Business is remitted directly to the Company, in a manner that is commingled with that of non-Business operations. Transaction systems (e.g. payroll, employee benefits, accounts payable) for traffic products and non-Business operations used to record and account for cash disbursements are provided by centralized systems of the Company.

In addition to these constraints, certain material assets used in the Business, as previously described, have not been acquired by the Buyer. Accordingly, statements of financial position and cash flows for the Business in accordance with U.S. generally accepted accounting principles could not be prepared. The accompanying statement of net assets to be acquired was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Business’ assets and liabilities. The presentation of this statement reflects the historic cost values of the net assets acquired under the terms of the Agreement had the sale occurred as of the Business’ most recent fiscal year end.

Inventory

Raw materials, work-in-process and finished goods inventories are directly attributable to the Business. Inventories are stated at the lower of cost or market value. Raw material inventory cost is determined on the first-in, first out method. Costs of work-in-process and finished goods are determined by a standard cost method, which approximates average cost.

Property and Equipment

Property and equipment reflect acquired fixed assets used in the Business, and are stated at cost net of accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of the related assets.

Revenue Recognition

Net sales in the accompanying statement of operations are specifically attributable to the Business. The Business recognizes revenue and related costs from the sale of its products at the time the products are shipped to the customer. Revenues from maintenance contracts are recognized over the term of the respective contracts as services are provided.

Cost of Goods Sold

Cost of goods sold includes direct materials and labor costs specifically attributable to the Business. Indirect manufacturing costs and overhead at the shared manufacturing site have been allocated to the Business based on an estimated average ratio of production activity of products relating to the Business.

General and Administrative Expense

General and administrative expenses include costs specifically identifiable to the Business and allocated corporate overhead expenses. All corporate overhead, including expenses such as salaries, human resources, insurance, data processing and professional fees, are allocated based primarily upon sales revenues of the Business in relation to total sales of the Company.

Sales and Marketing Expense

Sales and marketing expenses include costs specifically identifiable to the Business and allocated expenses. Costs not specifically identifiable are allocated based upon sales revenues of the Business in relation to total sales of the Company.

Depreciation

Depreciation expense is specifically attributable to property and equipment used in operations of the Business.

Interest

Interest expense is generally identifiable to debt associated with operations of the Business.

Product Warranty Costs

Generally, the Business warrants its products against defect in design, materials, and workmanship for 90 days to one year, depending upon the product. Due to the difficulty in measuring its liabilities under product warranties, the Business charges associated costs incurred in the period in which the services are performed or the parts are provided, which are included in costs of goods sold in the accompanying statement of operations.

Foreign Currency Translation and Transactions

The financial statements of the Business’ foreign manufacturing division are translated at exchange rates as of the balance sheet date for monetary items, and translated at historical spot rates for non-monetary items.  The resulting translation is recorded as a transaction gain or loss in the current period earnings.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with U.S. generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimates that were used. In addition, as previously disclosed, the accompanying financial statements include allocations that Company management believes to be reasonable under the circumstances. However, these allocations are not necessarily indicative of the results of operations that would have resulted if the Business had been operated as a separate entity during the period presented, nor of the future operating results of the Business.

3.             Financial Instruments and Concentration of Credit Risk:

The financial instruments that potentially subject the Business to concentrations of credit risk are trade receivables. Trade receivables are unsecured; however, management seeks to control concentration of credit risk by establishing and continuously monitoring credit limits. In addition, the credit risk concentration is limited due to the geographic dispersion of customers and wide range of industries represented.

4.             Accounts Receivable:

Accounts receivable are presented net of an allowance for doubtful accounts of $1,286,250.

5.              Inventory:

Raw materials	$9,521,839
Work in process	1,356,923
Evaluation products	198,418
Finished goods	1,128,741

12,205,921
Less allowance for obsolescence	524,402

$11,681,519

6.             Property and Equipment:

Machinery and equipment	$3,316,413
Tooling	88,965
Computer and data processing equipment	555,253
Office furniture and fixtures	181,932
Vehicles	73,944
Demo equipment	172,452

4,388,959
Less accumulated depreciation	2,379,751

$2,009,208

7.             Capital Lease Obligations:

The Business leases various equipment under capital leases expiring in 2004. Cost of the equipment at September 30, 2002 is $610,390 and is included in property and equipment. Accumulated amortization relating to the equipment is $311,813 at September 30, 2002. Minimum future lease payments under capital lease obligations are as follows:

Year Ending September 30,
2003	$113,590
2004	56,419
170,009
Less amount representing interest	33,256

Present value of future minimum lease payments	$136,753

8.             Income Taxes:

The results of the Business’ operations are included in the consolidated federal and state income tax returns of the Company. Income taxes in the accompanying statement of operations is estimated assuming a separate-return basis. Income tax expense is based on pre-tax financial accounting income. The Business’ provision for income taxes differs from the amount of income tax determined by applying U.S. and state statutory rates to earnings before income taxes as a result of permanent differences between financial and tax reporting. Deferred income taxes reflect the tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes.

9.             Employee Retirement Plan:

The Company sponsors a qualified defined contribution profit sharing plan to provide benefits to eligible employees of the Business electing to participate in the plan. All employees are eligible to participate after one year of service in which they have completed no less than 1,000 hours of service and are 18 years of age or older. The Company may elect to contribute matching contributions based upon a percentage of the participants’ deferred contributions.  For the period ended September 30, 2002, the Company elected not to provide a matching contribution.

10.           Operating Leases:

The Company leases a facility and equipment, relating to operations of the Business, under various non-cancelable operating leases that expire over the next one to twelve years.  Total lease expense for the year ended September 30, 2002 is $703,510. Minimum rental commitments under these leases are as follows:

Year Ending September 30,
2003	$582,838
2004	568,531
2005	523,200
2006	523,200
2007	523,200
Thereafter	3,444,400

$6,165,369

11.           Plant Relocations:

During the year ended September 30, 2002, the Company relocated operating facilities associated with previously acquired businesses that relate to operations within the scope of the Business. The cost associated with the plant relocations is estimated at $1,083,040, including labor, moving and set up charges, which is included in general and administrative expenses in the accompanying statement of operations.

TRAFFIC AND TRANSIT LIGHTING PRODUCTS BUSINESS
(COMPONENTS OF U.S. TRAFFIC CORPORATION AND SUBSIDIARIES)

STATEMENT OF NET ASSETS TO BE ACQUIRED

MARCH 31, 2003

(UNAUDITED)

ASSETS

CURRENT ASSETS:
Receivables, net of allowance for doubtful accounts	$9,753,582
Inventory, net of allowance for obsolescence	10,228,124
Prepaid expenses	77,987

TOTAL CURRENT ASSETS	20,059,693

PROPERTY AND EQUIPMENT, net of accumulated depreciation	1,863,280

DEPOSITS	14,988

ASSETS TO BE ACQUIRED	21,937,961

LIABILITIES

CURRENT LIABILITIES:
Accounts payable	3,771,185
Accrued expenses	2,512,729
Current portion of capital lease obligations	71,269

TOTAL CURRENT LIABILITIES	6,355,183

CAPITAL LEASE OBLIGATIONS	18,120

LIABILITIES TO BE ASSUMED	6,373,303

NET ASSETS TO BE ACQUIRED	$15,564,658

See notes to financial statements.

TRAFFIC AND TRANSIT LIGHTING PRODUCTS BUSINESS
(COMPONENTS OF U.S. TRAFFIC CORPORATION AND SUBSIDIARIES)

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2003

(UNAUDITED)

NET SALES	$21,160,493

COST OF GOODS SOLD	15,907,002

GROSS PROFIT	5,253,491

OPERATING EXPENSES:
General and administrative	1,044,345
Sales and marketing	1,889,698
Depreciation	177,889

TOTAL OPERATING EXPENSES	3,111,932

OPERATING INCOME	2,141,559

OTHER INCOME (EXPENSE):
Miscellaneous income	31,497
Interest	(346,316)

NET OTHER EXPENSE	(314,819)

INCOME BEFORE INCOME TAXES	1,826,740

INCOME TAX EXPENSE (BENEFIT):
Current	1,041,661
Deferred	(423,753)

TOTAL INCOME TAX EXPENSE	617,908

NET INCOME	$1,208,832

See notes to financial statements.

TRAFFIC AND TRANSIT LIGHTING PRODUCTS BUSINESS
(COMPONENTS OF U.S. TRAFFIC CORPORATION AND SUBSIDIARIES)

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED MARCH 31, 2003

(UNAUDITED)

1.             Description of Business:

The Traffic and Transit Lighting Products Business (the “Business”) represents components of the consolidated operations of U.S. Traffic Corporation and its subsidiary companies (the “Company”). Effective May 16, 2003, the Company entered into an Asset Purchase Agreement (the “Agreement”) with Quixote Corporation. The Agreement provides for the sale of assets and assumption of liabilities of the Company pertaining to the Business. The sale was consummated on May 21, 2003.

2.             Basis of Presentation:

The accompanying unaudited financial statements present information in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all information or footnotes required by generally accepted accounting principles for complete financial statements. Throughout the period covered by the accompanying financial statements, the Business’ operations are accounted for as a part of the Company. The accompanying financial statements have been carved out from the Company’s historical accounting records, and should be read in conjunction with the financial statements and notes thereto included in the audited financial statements of the Business as of, and for the year ended, September 30, 2002.

The accompanying statement of net assets to be acquired was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Business’ assets and liabilities. The presentation of this statement reflects the historic cost values of the net assets acquired under the terms of the Agreement had the sale occurred as of March 31, 2003. The accompanying statement of operations is not necessarily indicative of the results of operations that would have resulted if the Business had been operated as a separate entity during the period presented, nor of the future operating results of the Business.

The Company’s management believes the accompanying financial statements contain all adjustments necessary for a fair presentation of the net assets to be acquired as of March 31, 2003, and the results of the Business’ operations for the interim period presented.

(b)     Pro Forma Financial Information.

Pro forma Financial Information – Introduction

Quixote Corporation Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 2002 and Explanation of Pro Forma Adjustments (Unaudited)

Quixote Corporation Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended March 31, 2003 and Explanation of Pro Forma Adjustments (Unaudited)

Quixote Corporation Pro Forma Combined Consolidated Balance Sheet as of March 31, 2003 and Explanation of Pro Forma Adjustments (Unaudited)

Pro forma Financial Information – Introduction

The accompanying unaudited pro forma condensed financial statements (“pro forma statements”) illustrate the effect of the acquisition of U.S. Traffic Corporation (“UST”) on financial position and results of operations of Quixote Corporation (“Quixote” or the “Company”).  The unaudited pro forma condensed balance sheet as of March 31, 2003 is based upon the unaudited historical balance sheets of Quixote and UST as of March 31, 2003 and assumes the acquisition took place on March 31, 2003.  The unaudited pro forma condensed statement of earnings for the fiscal year ended June 30, 2002 is based on the audited historical statements of earnings of Quixote for the fiscal year ended June 30, 2002 and of UST for the fiscal year ended September 30, 2002 and has been prepared assuming the acquisition took place July 1, 2001.  The unaudited pro forma condensed statement of earnings for the interim nine-month period ended March 31, 2003 is based on the unaudited historical statements of earnings of Quixote and UST for the interim nine-month period ended March 31, 2003 and has been prepared assuming the acquisition took place July 1, 2001.  The unaudited pro forma condensed financial statements do not purport to be indicative of the results of operations or financial position of Quixote that would have actually occurred had the acquisition been completed on July 1, 2001, or which may occur in the future.

Under purchase accounting, the total purchase price will be allocated to the tangible and intangible assets and liabilities of UST based upon their respective fair values as of the effective time of the acquisition based on valuations and other studies which are not yet complete.  A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma statements based on available information and is subject to change.  The actual allocation of purchase price and the resulting effect on income from operations may differ from the unaudited pro forma amounts included herein.  The pro forma adjustments are described in the accompanying notes and represent the Company’s preliminary determination of purchase accounting adjustments based upon available information and certain assumptions that the Company believes are reasonable.  In addition, the pro forma adjustments do not reflect any future benefits associated with integrating UST with Quixote.  The accompanying unaudited pro forma statements should be read in connection with the separate historical financial statements and notes thereto of Quixote and UST.

QUIXOTE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2002

(Dollar amounts in thousands, except share data)

	Quixote Corporation	U.S. Traffic	Pro Forma Adjustments		Pro Forma Combined

Net sales	$89,694	$46,091			$135,785
Cost of sales	53,762	33,052	$2,565	(5)	89,379

Gross profit	35,932	13,039	(2,565)		46,406

Operating expenses:
Selling and administrative	23,975	7,634	586	(3)	32,195
Research and development	2,468				2,468
	26,443	7,634	586		34,663

Operating profit	9,489	5,405	(3,151)		11,743

Other income (expense):
Interest income	78				78
Interest expense	(1,184)	(900)	(195	)(1)	(2,279)
Other	830	(82)			748
	(276)	(982)	(195)		(1,453)

Earnings from continuing operations before income taxes	9,213	4,423	(3,346)		10,290
Provision for income taxes	3,316	1,444	(1,171	)(2)	3,589

Earnings from continuing operations	5,897	2,979	(2,175)		6,701

Earnings from discontinued operations, net	927				927
Net earnings	$6,824	$2,979	$(2,175)		$7,628

Basic earnings per share:
Earnings from continuing operations	$0.77				$0.81
Net earnings	$0.89				$0.93

Weighted average shares outstanding	7,682,706		558,534	(4)	8,241,240

Diluted earnings per share:
Earnings from continuing operations	$0.73				$0.77
Net earnings	$0.84				$0.88

Weighted average shares outstanding	8,121,621		558,534	(4)	8,680,155

EXPLANATION OF PRO FORMA ADJUSTMENTS:

1.               To adjust interest expense to amount that would be paid at rate of 5.25% on $5,000 subordinated note and at a rate of 4.5% on average term loan principal of $18,500.

2.               To record taxes on pro forma adjustments.

3.               To record $986 in amortization of acquired intangible assets, $225 of allocated facility rent expense and reclassify U.S. Traffic depreciation expense to cost of sales.

4.               To record shares issued to seller as part of purchase price.

5.               To record additional cost of sales resulting from the adjustment of inventory and fixed assets to estimated fair value, $1,275 of allocated facility rent expense and reclassify U.S. Traffic depreciation expense from selling and administrative expense.

QUIXOTE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED MARCH 31,  2003

(Dollar amounts in thousands, except share data)

	Quixote Corporation	U.S. Traffic	Pro Forma Adjustments		Pro Forma Combined

Net sales	$75,472	$33,233			$108,705
Cost of sales	44,964	24,136	$1,155	(5)	70,255

Gross profit	30,508	9,097	(1,155)		38,450

Operating expenses:
Selling and administrative	20,986	5,773	526	(3)	27,285
Research and development	1,543				1,543
	22,529	5,773	526		28,828

Operating profit	7,979	3,324	(1,681)		9,623

Other income (expense):
Interest income	66				66
Interest expense	(637)	(934)	136	(1)	(1,435)
Other
	(571)	(934)	136		(1,369)

Earnings before income taxes	7,408	2,390	(1,545)		8,253
Provision for income taxes	2,519	837	(541	)(2)	2,815

Net earnings	$4,889	$1,554	$(1,004)		$5,439

Basic earnings per share:

Net earnings	$0.63				$0.65

Weighted average shares outstanding	7,793,082		558,534	(4)	8,351,616

Diluted earnings per share:

Net earnings	$0.61				$0.64

Weighted average shares outstanding	7,990,722		558,534	(4)	8,549,256

EXPLANATION OF PRO FORMA ADJUSTMENTS:

1.               To adjust interest expense to amount that would be paid at rate of 5.25% on $5,000 subordinated note and at a rate of 4.5% on the average term loan principal.

2.               To record taxes on pro forma adjustments.

3.               To record $357 in amortization of acquired intangible assets and $169 of allocated facility rent expense.

4.               To record shares issued to seller as part of purchase price.

5.               To record $311 additional cost of sales resulting from the adjustment of fixed assets to estimated fair value and $844 of allocated facility rent expense.

QUIXOTE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2003

(Dollar amounts in thousands, except share data)

	Quixote Corporation	U.S. Traffic	Pro Forma Adjustments		Total
Current assets:
Cash and cash equivalents	$897				$897
Accounts receivable, net	23,640	$9,754			33,394
Refundable income taxes	228				228
Inventories	11,841	10,228	$250	(6)	22,319
Deferred income tax assets	3,098		667	(8)	3,765
Other current assets	1,195	93			1,288
Total current assets	40,899	20,075	917		$61,891

Property, plant and equipment, net	21,680	1,863	2,878	(7)	26,421
Goodwill	29,594		15,512	(2)	45,106
Intangible assets, net	5,065		3,450	(4)	8,515
Other assets	342				342
	$97,580	$21,938	$22,757		142,275

Current liabilities:
Current portion of long-term debt	$960		$3,000	(1)	$3,960
Accounts payable	4,560	$3,771			8,331
Accrued expenses	6,763	2,584	2,755	(5)	12,102
Income taxes payable
Total current liabilities	12,283	6,355	5,755		24,393

Long-term debt, net of current portion	20,934		22,000	(1)	42,934
Deferred income tax liabilities	3,010				3,010
Other long-term liabilities	645	18			663

Shareholder’s equity:
Common stock	163		9	(2)	172
Capital in excess of par value of stock	40,538		10,558		51,096
Net assets of U.S. Traffic		15,565	(15,565	)(3)
Retained earnings	44,190				44,190
Currency translation adjustment	(67)				(67)
Treasury stock, at cost	(24,116)				(24,116)
Total shareholders’ equity	60,708	15,565	(4,998)		71,275

	$97,580	$21,938	$22,757		$142,275

EXPLANATION OF PRO FORMA ADJUSTMENTS:

1.               To record term loan of $20,000, the proceeds of which were paid to the seller, and subordinated note payable issued to the seller of $5,000.

2.               To record the purchase of net assets, acquisition goodwill and the issuance of 558,534 shares of common stock to seller at estimated fair value.

3.               To eliminate U.S. Traffic net assets.

4.               To record acquired intangible assets, including trade names of $560, software of $380, backlog of $510, contracts of $370 and customer relationships of $1,630.

5.               To record purchase accounting and additional accruals including contracted obligations of $1,212, legal fees of $350, sales and other taxes payable of $571 and personnel costs of $372.

6.               To adjust acquired inventory to estimated fair value.

7.               To adjust acquired fixed assets to estimated fair value.

8.               To record estimated deferred income tax assets on net assets acquired.

(c)           Exhibits.

2.1                  The Asset Purchase Agreement between Green Light Acquisition Company, U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.* **

10.2                Subordinated Promissory Note of Green Light Acquisition Company dated as of May 16, 2003. **

10.3                Stockholder Guaranties of Raymond International W.L.L., Raymond Overseas Holding Limited and Basil K. Vasiliou dated as of May 16, 2003.**

10.4                Guaranties of Quixote Corporation to U.S. Traffic Corporation, Myers/Nuart Electrical Products, Inc., Cambridge Leasing Corporation and Intersection Development Corporation S.A. de C.V. dated as of May 16, 2003.**

10.5                The Standstill Agreement between Quixote Corporation and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.**

10.6                The Registration Rights Agreement between Quixote Corporation and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.**

10.7                Lease between Green Light Acquisition Company and Cambridge Leasing Corporation dated as of May 16, 2003.**

10.8                Lease Contract between Quixote Transportation Safety Mexico S. de R.L. de C.V. and Intersection Development Corporation S.A. de C.V. dated as of May 16, 2003.**

10.9                The Myers Pedestal Supply and Transition Agreement between Green Light Acquisition Company and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.**

10.10              Stockholders Covenant Not to Compete and Other Post-Asset Sale Obligations between Green Light Acquisition Company and Raymond International W.L.L. and Basil K. Vasiliou dated as of May 16, 2003.**

10.11              The OEM Supply Agreement between Green Light Acquisition Company and Myers Power Products, Inc. dated as of May 16, 2003.**

10.12              Employment Agreement between Green Light Acquisition Company and Gary Coury dated as of May 16, 2003.**

10.13.             Credit Agreement (“Credit Agreement”) dated as of May 16, 2003 among Quixote Corporation as the Borrower, and The Northern Trust Company, LaSalle National Bank, Harris Trust and Savings Bank and National City Bank of Michigan/Illinois, as lenders (the “Lenders”); Term Loan Notes dated May 21, 2003 from Quixote Corporation to the Lenders; Revolving Loan Notes dated May 21, 2003 from Quixote Corporation to the Lenders; and Subsidiary Guaranty dated as of May 16, 2003 in favor of the Lenders by certain identified subsidiaries of Quixote Corporation.**

23.1                Consent of Independent Accountants (filed herewith)

99.1                Information relating to Item 14 -- Other Expenses of Issuance and Distribution relating to the Registration Statement (filed herewith)

* Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant hereby agrees to furnish to the Securities and Exchange Commission upon request a supplementary copy of any omitted exhibit or schedule to the Asset Purchase Agreement.

** Incorporated by reference to the identically-numbered exhibit to Form 8-K filed by the registrant on June 5, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 1, 2003	QUIXOTE CORPORATION

/s/ Daniel P. Gorey

DANIEL P. GOREY
Vice President, Chief Financial Officer and Treasurer
(Chief Financial & Accounting Officer)

EXHIBIT INDEX

Exhibit Number                              Description

2.1                  The Asset Purchase Agreement between Green Light Acquisition Company, U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.* **

10.2                Subordinated Promissory Note of Green Light Acquisition Company dated as of May 16, 2003. **

10.3                Stockholder Guaranties of Raymond International W.L.L., Raymond Overseas Holding Limited and Basil K. Vasiliou dated as of May 16, 2003.**

10.4                Guaranties of Quixote Corporation to U.S. Traffic Corporation, Myers/Nuart Electrical Products, Inc., Cambridge Leasing Corporation and Intersection Development Corporation S.A. de C.V. dated as of May 16, 2003.**

10.5                The Standstill Agreement between Quixote Corporation and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.**

10.6                The Registration Rights Agreement between Quixote Corporation and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.**

10.7                Lease between Green Light Acquisition Company and Cambridge Leasing Corporation dated as of May 16, 2003.**

10.8                Lease Contract between Quixote Transportation Safety Mexico S. de R.L. de C.V. and Intersection Development Corporation S.A. de C.V. dated as of May 16, 2003.**

10.9                The Myers Pedestal Supply and Transition Agreement between Green Light Acquisition Company and U.S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. dated as of May 16, 2003.**

10.10              Stockholders Covenant Not to Compete and Other Post-Asset Sale Obligations between Green Light Acquisition Company and Raymond International W.L.L. and Basil K. Vasiliou dated as of May 16, 2003.**

10.11              The OEM Supply Agreement between Green Light Acquisition Company and Myers Power Products, Inc. dated as of May 16, 2003.**

10.12              Employment Agreement between Green Light Acquisition Company and Gary Coury dated as of May 16, 2003.**

10.13.             Credit Agreement (“Credit Agreement”) dated as of May 16, 2003 among Quixote Corporation as the Borrower, and The Northern Trust Company, LaSalle National Bank, Harris Trust and Savings Bank and National City Bank of Michigan/Illinois, as lenders (the “Lenders”); Term Loan Notes dated May 21, 2003 from Quixote Corporation to the Lenders; Revolving Loan Notes dated May 21, 2003 from Quixote Corporation to the Lenders; and

* Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant hereby agrees to furnish to the Securities and Exchange Commission upon request a supplementary copy of any omitted exhibit or schedule to the Asset Purchase Agreement.

** Incorporated by reference to the identically-numbered exhibit to Form 8-K filed by the registrant on June 5, 2003.

Subsidiary Guaranty dated as of May 16, 2003 in favor of the Lenders by certain identified subsidiaries of Quixote Corporation.**

23.1                Consent of Independent Accountants (filed herewith)

99.1                Information relating to Item 14 -- Other Expenses of Issuance and Distribution relating to the Registration Statement (filed herewith)